Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit 10.2

ANCHORAGE – EXCHANGE-TRADED PRODUCT (ETP) STAKING ADDENDUM

This addendum (the “ETP Staking Addendum”) to the Master Custody Service Agreement dated August 8, 2025, as amended (the “Anchorage Custody Agreement”), between the entities listed in the “Client(s)” section of the Order Form of such Anchorage Custody Agreement (each, a “Client”) and Anchorage Digital Bank N.A. (“Anchorage”), sets forth the terms pursuant to which Client may elect, pursuant to Section 2.4 of the Anchorage Custody Agreement, to receive staking as an On-Chain Service and may instruct Anchorage, by Direction and, where applicable, Authenticated Instruction, to cause certain Digital Assets held by Anchorage for Client and credited to the applicable Account to be committed (or “Staked”), in accordance with the underlying blockchain network or protocol, in support of a designated validator node operated by one or more validators (each, a “Validator”) (including, if applicable, by delegating validation rights to such validator node). Except as otherwise agreed, the terms pursuant to which any such Validator shall undertake Validation Activities relating to Client’s Staked Digital Assets shall be set forth in the relevant Approved Validator Schedule hereto.

This ETP Staking Addendum constitutes the written offer and acceptance of staking as an On-Chain Service for purposes of Section 2.4 of the Anchorage Custody Agreement and shall amend, as specifically described herein, and be incorporated into the Anchorage Custody Agreement. In the event of any inconsistency or conflict between the terms and conditions of this ETP Staking Addendum and the Anchorage Custody Agreement, the terms and conditions of this ETP Staking Addendum shall prevail solely with respect to staking and related matters expressly addressed herein. Anchorage’s role under this ETP Staking Addendum is limited to providing the Services and implementing Directions in accordance with the Anchorage Custody Agreement, and no additional duties or obligations shall be implied.

1.
Definitions. Any capitalized terms used not defined herein shall have the meaning set forth in the Anchorage Custody Agreement.

a.
“Approved Validator” means, in relation to any Eligible Digital Asset, any independent validator operator identified as such in Annex A to this ETP Staking Addendum (“Annex A”), as amended from time to time.

b.
“Eligible Digital Assets” means any Digital Assets set forth on Annex A, as amended from time to time.

c.
“Rewards” means with respect to each Staked Digital Asset, all on-chain staking rewards on the underlying blockchain network or protocol actually awarded in respect of such Staked Digital Asset as a result of Staking and the relevant Approved Validator’s operation of the validator(s) to which such Staked Digital Asset is Staked (together with any activities incidental to such operation, “Validation Activities”), including, without limitation, inflationary rewards, block rewards, endorser rewards, transaction confirmation rewards, transaction fees, any rewards from maximal extractable value (MEV), which may be distributed by the underlying blockchain network or protocol via a combination of on-chain payments to (1) wallet addresses controlled by Anchorage or (2) wallet addresses controlled by Approved Validators. For the avoidance of doubt, Rewards shall not include any MEV or other incentives unless and until such amounts are successfully remitted to a Client Account.

d.
Other Staking Benefit" means any asset, opportunity or other economic benefit, other

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

than Rewards, that is derived from, or conditioned upon, Staking Eligible Digital Assets.

e.
“Slashing” means any blockchain network or protocol-level penalty that permanently reduces, burns, or otherwise confiscates Staked Digital Assets or their associated Rewards on a proof-of-stake network as a consequence of validator misbehavior, negligence, inaction, failure to meet any network or protocol standards, or invalid participation. Illustrative triggers include but are not limited to equivocation (e.g., double-attesting or surround-voting on Ethereum); duplicate block production or other conflicting‐vote behavior; and extended downtime, invalid signatures, or protocol-defined malicious activity, that results in an on-chain deduction of stake.

f.
“Slashing Loss” means any Staked Digital Assets that are subject to Slashing in connection with Staking Client’s Eligible Digital Assets under this ETP Staking Addendum.

g.
“Direction” and “Authenticated Instruction” shall have the meanings set forth in the Anchorage Custody Agreement, and each Staking Instruction and Unstaking Instruction shall constitute a Direction and, to the extent required by the Anchorage Custody Agreement or the Services, an Authenticated Instruction.

2.
Staking. Subject to the terms of this ETP Staking Addendum and Section 2.4 of the Anchorage Custody Agreement, Client may instruct Anchorage, by Direction (and, where applicable, Authenticated Instruction), to Stake Eligible Digital Assets credited to the applicable Account to a Validator node operated by an Approved Validator. Any such instruction (a “Staking Instruction”) shall be submitted through the Services using the authentication procedures required for an Authenticated Instruction under the Anchorage Custody Agreement. No instruction delivered by email, oral communication, or any other out-of-band channel shall be effective unless separately authenticated by Anchorage through the Services as an Authenticated Instruction. Client may issue an instruction to reduce the amount of Staked Digital Assets (an “Unstaking Instruction”). The decision of whether, and in what amounts, to Stake Eligible Digital Assets shall reside exclusively with Client and, Client shall not be required by Anchorage to Stake any minimum amount of Staked Digital Assets to any Approved Validator at any time (it being understood, if Digital Assets are Staked, a protocol may have protocol-mandated minimum staking amounts). Notwithstanding the foregoing, Anchorage shall otherwise implement any Unstaking Instruction solely pursuant to Client’s Direction (and, where applicable, Authenticated Instruction), subject to the applicable Network Restrictions, protocol requirements, and processing times of the relevant blockchain network or protocol.

3.
Staking Instructions. Any Staking Instruction or Unstaking Instruction shall be a Direction (and, where applicable, an Authenticated Instruction) and shall contain such information as Anchorage may reasonably require from time to time, which may include: (i) one or more Approved Validators, (ii) the type and amount of Eligible Digital Assets to be Staked to an Approved Validator (the “Instructed Amount”); and (iii) the date on which Anchorage shall implement the applicable Direction in respect of such Instructed Amount. A Staking Instruction or Unstaking Instruction may specify the Instructed Amount either as a fixed number of Eligible Digital Assets or as a percentage of all Eligible Digital Assets of that type credited to the applicable Account. Any Eligible Digital Assets Staked to an Approved Validator pursuant to this ETP Staking Addendum (“Staked Digital Assets”) will remain credited to the applicable Account (except to the extent debited as a result of any Slashing). To the extent that at any time any Staked Digital Assets do not comply with any denomination, minimum size, or other standard required by the applicable blockchain network or protocol, Anchorage shall notify Client of such requirement and await

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

explicit Direction for Anchorage to implement in compliance with such requirements and in accordance with the Anchorage Custody Agreement. For the avoidance of doubt, none of Client, Client’s Sponsor nor Anchorage shall, nor shall have any legal right to, participate in, direct or control any Validation Activity by any Approved Validator, except to direct the staking and unstaking of the Client’s Eligible Digital Assets via a Staking Instruction or Unstaking Instruction, respectively.

4.
Approved Validator Schedules.

a.
Client’s decision to Stake Eligible Digital Assets to an Approved Validator shall be subject to the terms and conditions set forth in the corresponding Schedule attached hereto (each, an “Approved Validator Schedule”), except as Client, the Approved Validator and Anchorage shall otherwise agree in writing.

For the avoidance of doubt, neither any Approved Validator nor any third-party independent validator operator shall be deemed to have custody of Client’s private keys or Client’s Digital Assets, and Anchorage shall retain custody of Client’s private keys at all times in accordance with the Anchorage Custody Agreement.

b.
Anchorage may, as a purely ministerial accommodation and without any duty to do so, forward to an Approved Validator a written communication separately provided by Client. Any such forwarding shall not create any duty to monitor, enforce, confirm receipt, interpret, escalate, or act as agent, fiduciary, intermediary, or representative of Client or the Approved Validator, and Anchorage will have no responsibility (including, for any losses, damages, or liabilities) with respect to such communications. Anchorage shall use commercially reasonable efforts to notify Client of (i) any breaches of an Approved Validator Schedule by the Approved Validator of which Anchorage is aware and (ii) any notices delivered to Anchorage by an Approved Validator under the applicable Approved Validator Schedule, but shall have no obligation to monitor, enforce, or take any action with respect to any Approved Validator or any Approved Validator Schedule, and any actions taken by Anchorage in response to a Client request to transmit communications to an Approved Validator shall be limited to implementing Client Directions in accordance with the Anchorage Custody Agreement. Client may, independently and directly, enforce the Approved Validator Schedule against the Approved Validator at any time following a suspected breach of its terms, upon reasonable notice to Anchorage.

c.
Client further agrees that Anchorage shall not have any responsibility or liability whatsoever for an Approved Validator’s performance of any obligations under the Approved Validator Schedule or otherwise or for any action or inaction of any Approved Validator.

d.
Each Approved Validator Schedule will provide that such Approved Validator Schedule shall be terminated (i) upon notice by Client and/or Anchorage (acting upon the instruction of Client) or (ii) automatically and without further action by any party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization (by way of voluntary arrangement, schemes of arrangement or otherwise) of such Approved Validator (or any analogous proceeding in any jurisdiction), or upon or as a result of the appointment of a receiver, examiner, intervenor or conservator of, or trustee or similar officer for, such Approved Validator or any substantial part of its property.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

5.
Use of Confidential Information. The use of Client’s Confidential Information shall be governed by the provisions in the Anchorage Custody Agreement. Client agrees that, solely to the extent necessary to provide the Services under this ETP Staking Addendum, Anchorage may disclose Client’s Confidential Information to any Approved Validator, subject to the confidentiality terms set out in Section 6.a of the Approved Validator Schedule.

6.
Location of Staked Assets, Protocol-Designated Smart Contracts.

a.
Solely to the extent necessary to effect Validation Activities, Anchorage shall, solely pursuant to Client Direction and, where applicable, Authenticated Instruction, cryptographically sign and transmit the on-chain transactions necessary to effect protocol-level delegation designated by Client. Anchorage shall have no discretion in selecting, changing, monitoring, or managing any validator or delegation. Any protocol-level staking mechanics shall not be deemed to transfer custody or control of Digital Assets or private keys from Anchorage. Anchorage may take such actions as are necessary to implement such Client Directions in accordance with the Anchorage Custody Agreement.

b.
Client acknowledges, understands, and agrees that certain blockchain networks or protocols may require Staked Digital Assets to be deposited on-chain with specified smart contracts that are not owned or controlled by Anchorage (a “Protocol-Designated Smart Contract”) and that Anchorage may not have the ability to control, direct, modify, or otherwise affect any such Protocol-Designated Smart Contracts. Client hereby consents to Anchorage, acting pursuant to Client’s Directions, depositing Staked Digital Assets with a Protocol-Designated Smart Contract in connection with any validly given Staking Instruction or Unstaking Instruction.

c.
Client is solely responsible for its Staking to any Approved Validator. There is no assurance that any Approved Validator, Protocol-Designated Smart Contract, or blockchain network or protocol will be available, function, or operate as expected. Client may not receive any Rewards regardless of the amount of time or the number of Eligible Digital Assets that Client instructs Anchorage to Stake to an Approved Validator. Anchorage bears no responsibility whatsoever with respect to any decision made by Client to engage in Staking with respect to Eligible Digital Assets, or to Stake Eligible Digital Assets to any Approved Validator (including, in either case, any losses, damages, or liabilities arising therefrom). Anchorage may, but shall have no obligation to, cooperate with Client in connection with the mitigation or remediation of any such issues to the extent reasonably practicable and based on information known to Anchorage.

7.
Network Restrictions. Client acknowledges, understands, and agrees that certain blockchain networks and protocols impose bonding, unbonding, warm-up, lockup, or other restrictions (collectively, “Network Restrictions”) with respect to the Staked Digital Assets, and that Client’s ability to issue instructions to Anchorage in relation to Staked Digital Assets may accordingly be subject to such restrictions. As a result, Client may be unable to transfer, sell, use, or dispose of Staked Digital Assets for a period of time. Client further acknowledges, understands, and agrees that it has made its own independent investigation, review, and analysis of the applicable Network Restrictions of each Staked Digital Asset.

8.
Rewards and Fees.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

a.
To the extent Rewards are transferred into the custody or control of Anchorage, Anchorage shall credit to Client’s Account any Rewards, in the form of supported Digital Assets, actually received by Anchorage for the benefit of Client in connection with Client’s Staked Digital Assets, less any applicable fees payable by Client to Anchorage as described in Annex A (inclusive of Approved Validator’s share of Rewards).

b.
Rewards shall be transferred directly by an Approved Validator to a wallet controlled by the Client (less the Approved Validator’s share of such Rewards). Approved Validator intends to transfer such Rewards on a monthly basis (or upon Client’s request).

c.
Any such Rewards or distributions will not constitute Staked Digital Assets except to the extent (i) such Rewards or distributions automatically form part of the associated Staked Digital Assets under the rules of the underlying blockchain network or protocol or (ii) instructed by Client pursuant to a separate Staking Instruction.

d.
Client acknowledges, understands, and agrees that all Rewards are calculated and disbursed by the underlying blockchain network or protocol, and Anchorage shall not be liable to Client for any errors, losses, or lost Rewards caused solely by the underlying blockchain network or protocol. These include, without limitation, any losses due to changes to the underlying blockchain network or protocol, “double spend”, “51%” or other attacks, hard or soft forks, protocol client software bugs, errors or technical difficulties not attributable to Anchorage or the Approved Validator(s), or scheduled network upgrades or protocol maintenance activities. Notwithstanding the foregoing, Anchorage may (i) relay information or implement Client Directions relating to protocol updates, and (ii) notify Client of material protocol-level events that may impact Rewards, in each case to the extent reasonably practicable and based on information known to Anchorage, provided, however, that Anchorage will have no responsibility (including, for any losses, damages, or liabilities) with respect to relaying such information or providing Client with such notifications.

e.
Anchorage may charge Client a fee for Staking Staked Digital Assets to Approved Validators, as set forth in Annex A, which may be greater than the Approved Validator’s share of Rewards. Any compensation received by Anchorage from third parties shall not affect the amount of Rewards to which Client is entitled pursuant to the applicable Approved Validator Schedule or Client Direction.

f.
Client acknowledges, understands, and agrees that any Rewards in respect of Staked Digital Assets are subject to any fees that may be payable by Client to Anchorage and/or any share of such Rewards to which an Approved Validator is entitled (whether such share is delivered in the first instance to a wallet controlled by Anchorage or a wallet controlled by such Approved Validator). Accordingly, Client may not receive the full amount of Rewards awarded by the underlying blockchain network or protocol in respect of any Staked Digital Assets. If Rewards are automatically transferred by the underlying blockchain network or protocol to wallet addresses in which Client’s Staked Digital Assets are held, such amount is still subject to any fees payable to Anchorage and/or any share of such Rewards to which an Approved Validator is entitled.

g.
Where Client directs Anchorage to transfer digital assets from Client’s Account to facilitate the remittance of Approved Validator’s share of Rewards under an Approved Validator Schedule, Anchorage shall do so solely as a ministerial transfer agent acting on Client Direction and, where applicable, Authenticated Instruction. Anchorage shall have no

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

responsibility to calculate, determine, verify, net, or reconcile any amount to be remitted to an Approved Validator. All amounts to be delivered to an Approved Validator shall be expressly determined under the applicable Approved Validator Schedule and not by Anchorage. In effectuating any such transfers, Anchorage shall implement such transfers solely pursuant to Client Directions and shall not be deemed an agent, fiduciary, or representative of Client for any other purpose as a result.

h.
Client acknowledges, understands, and agrees that it may not receive any Rewards in connection with Staking. Anchorage does not guarantee any Rewards whatsoever, regardless of the amount of Staked Digital Assets or length of time subject to Staking. Participation in any Staking activities and Staking to any Approved Validator is done at Client’s sole discretion. Anchorage’s responsibility with respect to Rewards is limited to crediting to Client’s Account any Rewards consisting of supported Digital Assets actually received by Anchorage for the benefit of Client.

i.
Client hereby fully disclaims any rights, title or interest that Client may have, at any time or from time to time, in any Other Staking Benefits. Client shall not take any action to claim, convey or utilize or otherwise enjoy any Other Staking Benefit, and Anchorage is not authorized, under this ETP Staking Addendum or otherwise, to take any such action on Client’s behalf.

9.
Slashing Coverage. Client acknowledges, understands, and agrees that:

a.
“Slashing Event” means any protocol-level penalty resulting in a Slashing Loss.

“Slashing Reimbursement Amount” means (i) for non-downtime Slashing Events, 100% of the Slashing Loss; and (ii) for downtime-related penalties, the net negative Rewards incurred during the applicable period, in each case calculated on a per-validator basis.

“Slashing Reimbursement” means any payment of a Slashing Reimbursement Amount.

b.
Subject to the terms of this Section, Client may be entitled to receive a Slashing Reimbursement Amount in accordance with this Section. Anchorage may satisfy such obligation by causing the applicable Approved Validator to make such payment directly or indirectly to Client.

c.
Client shall be entitled to Slashing Reimbursements only to the extent that:
a)
the Slashing Event was not caused by (i) Client Instructions, (ii) protocol-level events outside the reasonable control of Anchorage and not attributable to the acts or omissions of the applicable validator, or (iii) Force Majeure; and
b)
Client has complied with all applicable staking requirements under this Addendum.

d.
To the extent Anchorage does not receive from the applicable Approved Validator, within a commercially reasonable period following such Slashing Event, amounts sufficient to satisfy the Slashing Reimbursement Amount:
a)
Anchorage may, but shall have no obligation (including, for any losses, damages, or liabilities) with respect to such Slashing Reimbursement Amount or to, enforce, pursue, or take any action with respect to any rights or claims against any Approved Validator, which shall be solely the responsibility of Client; and

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

b)
Anchorage shall be responsible for any shortfall only to the extent such shortfall results from (i) Anchorage’s breach of this Addendum, or (ii) Anchorage’s gross negligence, fraud, or willful misconduct.

e.
Client acknowledges that any rights or protections relating to Slashing shall be governed solely by the applicable Approved Validator Schedule, and Anchorage shall have no obligation to negotiate, verify, or ensure the inclusion of any such provisions.

f.
Client acknowledges that Anchorage’s role with respect to any Slashing Event or Slashing Loss is limited solely to implementing Client Directions in accordance with the Anchorage Custody Agreement. Anchorage shall have no obligation to monitor validator performance, detect or prevent Slashing Events, pursue recoveries, or otherwise act with respect to any Approved Validator.

10.
Acknowledgements. Client acknowledges, understands, and agrees as follows:

a.
Anchorage has sole discretion to determine which validators are on the list of Approved Validators at any time and which Eligible Digital Assets may be subject to Staking Instructions from time to time. Client will choose which Approved Validator to use for Staking of its Digital Assets, and these Approved Validators are reflected in the Schedules hereto.

b.
Approved Validators may or may not be affiliated with, owned by, or controlled by Anchorage or any of its affiliates, and the inclusion of any Approved Validator, whether affiliated or not, on Annex A does not constitute an endorsement or approval by Anchorage of such Approved Validator.

c.
Unstaking Digital Assets may be subject to waiting periods due to network congestion, Network Restrictions, and other network-related unstaking process requirements. Anchorage may, for convenience, provide Client with an estimate of the length or nature of any Network Restrictions or other anticipated delays, including how much time following Anchorage’s processing of an Unstaking Instruction it will take to “unstake” or “unbond” a Staked Digital Asset. However, these estimates are strictly for informational purposes, are not a commitment or representation of Anchorage, and Anchorage shall in no way be liable if the actual length or nature of any Network Restriction or other delay differs from that estimated by Anchorage.

d.
In case of any future upgrade to a blockchain network or protocol, Client understands that Client may lose all, or a portion of, its Staked Digital Assets, and Anchorage will not be responsible for any loss of such Digital Assets in such a circumstance, except to the extent of Anchorage’s gross negligence, fraud or willful misconduct. Anchorage may relay information or implement Client Directions relating to protocol upgrades or other required actions and provide Client with notice of material protocol-level upgrades or changes that may reasonably be expected to impact the staking mechanics, security, or Rewards of Client’s Staked Digital Assets, in each case to the extent reasonably practicable and based on information known to Anchorage, provided, however, that Anchorage will have no responsibility (including, for any losses, damages, or liabilities) with respect to relaying such information or providing Client with such notices.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

e.
Certain blockchain networks or protocols may impose minimum allocation requirements. Client is solely responsible for understanding such requirements, and Anchorage will not be responsible for any loss of Staked Digital Assets or Rewards in connection with such requirements or changes thereto, except to the extent of Anchorage’s gross negligence, fraud or willful misconduct.

f.
Anchorage or an Approved Validator may be required to create additional wallets to effect a network or protocol upgrade or enable receipt of certain Rewards.

g.
Except as set forth herein or an Approved Validator Schedule, Anchorage will not provide any compensation for any Slashing Losses, missed Rewards, or other losses that arise out of or in connection with Client’s Staking.

h.
Client understands the legal and technical requirements associated with the Staking of a particular Digital Asset on the blockchain associated with such Digital Asset.

i.
Anchorage shall not be liable for the failure of any Approved Validator to abide by the terms of any Approved Validator Schedule or otherwise perform any Validation Activities, except to the extent Anchorage fails to implement Client Directions properly received from Client in accordance with the Anchorage Custody Agreement.

11.
Representation and Warranties. Each of the representations, warranties, and covenants contained in the Anchorage Custody Agreement shall apply to this ETP Staking Addendum mutatis mutandis. Client hereby represents and warrants that: (a) this ETP Staking Addendum constitutes a valid and binding obligation and is enforceable against Client in accordance with its terms; (b) Client is duly organized, validly existing, and in good standing under the laws and regulations of its jurisdiction of incorporation, organization, or chartering; (c) Client has the full right, power and authority to enter into this ETP Staking Addendum; and (d) Client has policies and procedures in place to maintain full compliance with all applicable laws, rules, and regulations to the extent relevant and material to its performance hereunder in each jurisdiction in which Client operates.

12.
LIMITATION OF LIABILITY. THE LIABILITY OF ANCHORAGE AND THE ANCHORAGE PARTIES ARISING OUT OF OR IN CONNECTION WITH THIS ETP STAKING ADDENDUM SHALL BE GOVERNED EXCLUSIVELY BY SECTION 10 OF THE ANCHORAGE CUSTODY AGREEMENT, PROVIDED, HOWEVER, THAT (A) THE LANGUAGE OF SUCH SECTION 10 AS IT APPLIES TO THIS ETP STAKING ADDENDUM IS HEREBY AMENDED TO REPLACE EACH INSTANCE OF THE TERM “NEGLIGENCE” WITH THE TERM “GROSS NEGLIGENCE” AND (B) THE LIABILITY OF ANCHORAGE AND THE ANCHORAGE PARTIES UNDER SECTION 10.d AND 10.e OF THIS ETP STAKING ADDENDUM SHALL BE LIMITED BY EACH SUCH SECTION AS APPLICABLE.

Anchorage will not be liable to Client for any Losses, including, without limitation, Slashing Losses and missed Rewards, of any kind solely arising from or relating to any (i) negligent acts or omissions of Client or an Approved Validator to the extent not caused by Anchorage’s gross negligence, willful misconduct or fraud; (ii) inability to stake or unstake or unavailability of Staked Digital Assets and Rewards during bonding and unbonding periods imposed by an applicable blockchain network or protocol (including periods imposed due to Ethereum pre-signed exit messages) except to the extent caused by Anchorage’s failure to properly implement Client Directions properly received from Client in accordance with the Anchorage Custody Agreement;

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

(iii) failure to distribute Rewards due solely to failures of the applicable blockchain network or protocol; (iv) Force Majeure Events; (v) planned downtime for upgrades to and maintenance by an Approved Validator of its staking services; or (vi) malfunctions, errors, or failures of applicable blockchain network or protocol (including without limitation network congestion, block propagation delays, bugs, forks, consensus failures, etc.).

13.
Disclaimer. Anchorage’s services described herein are provided on an “as is” and “as available” basis without warranty of any kind. Without limiting the foregoing, Anchorage explicitly disclaims any implied warranties of merchantability, fitness for a particular purpose, and non-infringement, and any warranties arising out of course of dealing or usage of trade. Client acknowledges, understands, and expressly accepts that it has not relied on any oral or written statements, representations, or warranties by Anchorage, an Approved Validator, or any of their officers, directors, employees, consultants, advisors, or other agents outside of this ETP Staking Addendum, including but not limited to conversations of any kind, whether through oral or electronic communication, or any white paper relating to any supported tokens.

14.
Taxes. Client is solely responsible for the payment of all applicable taxes, if any, to which the Rewards might be subject. Client agrees to defend, indemnify and hold harmless the Anchorage, its affiliates, and their respective officers, directors, agents, employees and representatives (together, the “Anchorage Parties”) from and against any and all Claims and Losses, as such terms are defined under the Anchorage Custody Agreement in connection with any such taxes, including penalties, duties, and interest levied by any tax authority on such Rewards, except to the extent caused by Anchorage’s breach of this ETP Staking Addendum, gross negligence, fraud, willful misconduct, or failure to implement Client Directions properly received from Client in accordance with the Anchorage Custody Agreement. Client hereby represents that it has consulted with any tax adviser that it deems advisable in connection with Staking, including the receipt of Rewards, and that it is not relying on Anchorage or a Validator for any tax advice.

15.
Indemnity. The terms of this ETP Staking Addendum, and any services provided by Anchorage hereunder, shall be subject to the indemnity in the Anchorage Custody Agreement, provided, however, that Anchorage’s indemnification obligations as they apply to this ETP Staking Addendum and such services shall be limited to Third Party Claims and Losses (as such terms are defined in the Anchorage Custody Agreement).

16.
Term and Termination.

a.
The term of this ETP Staking Addendum commences on the date hereof and shall continue until (A) terminated in accordance with Section 16(b) or (B) the termination of the Anchorage Custody Agreement.

b.
Anchorage may terminate this ETP Staking Addendum for any reason and without Cause (as defined in the Anchorage Custody Agreement) upon at least one hundred eighty (180) days’ written notice to Client, and Client may terminate this ETP Staking Addendum for any reason upon at least thirty (30) days’ written notice to Anchorage; provided that (A) either party may terminate this ETP Staking Addendum within such shorter timeframe as may be required by applicable law, rule, or regulation upon written notice to the other party; or (B) Anchorage may terminate this ETP Staking Addendum for Cause, provided further that, if a given protocol’s staking exit queue exceeds the applicable termination notice period at the time such notice is delivered, this ETP Staking Addendum shall remain

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

in effect until all applicable Staked Digital Assets have been unstaked and any applicable fees paid.

c.
Termination of this ETP Staking Addendum shall not itself constitute a Direction or Unstaking Instruction. Following termination, Anchorage shall continue to maintain custody of any Staked Digital Assets and shall implement any Unstaking Instruction only upon Client Direction and, where required, Authenticated Instruction, subject to applicable protocol requirements and Network Restrictions and pursuant to the terms of this ETP Staking Addendum as though this ETP Staking Addendum had not been terminated.

17.
Relationship. The parties are independent contractors. Except to the extent provided in an Approved Validator Schedule, neither party is authorized to bind the other party to any liability or obligation or to represent that it has any authority to do so. Except otherwise expressly provided in this ETP Staking Addendum, neither party will make any representations, warranties, statements or commitments on behalf of the other party. For the avoidance of doubt, no Approved Validator is an agent of Client, or otherwise authorized to bind Client to any liability or obligation, or to represent that it has any authority to do so, and Anchorage is not authorized to designate any Approved Validator as the agent of Client, or to represent that Anchorage has any authority to do so. Any Validation Activity by any Approved Validator is and shall be conducted by the applicable Approved Validator for its own account, and any remittance of Rewards to Client by the underlying protocol or any Approved Validator shall be remuneration solely for Client having Staked Eligible Digital Assets to the Approved Validator. Notwithstanding any other provision of this ETP Staking Addendum, Client shall at all times retain the beneficial ownership of, and all rights, title and interest in, all Eligible Digital Assets Staked to an Approved Validator, and no Approved Validator shall have any right, title or interest in such Eligible Digital Assets under this ETP Staking Addendum or otherwise.

18.
Notices. All notices and other communications required or permitted under this ETP Staking Addendum shall be given in accordance with Section 12.5 of the Anchorage Custody Agreement.

19.
Force Majeure. The force majeure provision in the Anchorage Custody Agreement shall apply to the services provided by Anchorage hereunder.

20.
Reporting. Anchorage will provide Client with, or make available through its user interface, an electronic account statement for any month in which Client received Rewards actually received in an Account controlled by Anchorage pursuant to this Addendum (the “Monthly Report”). Each Monthly Report will provide information that is reasonably necessary to identify the Rewards attributable to each Eligible Digital Asset, if any, during the period specified in the Monthly Report. The Monthly Report shall be made available to Client through the Services and the Technology Platform.

21.
Amendments.

a.
Unless otherwise provided herein, any amendment to this ETP Staking Addendum must be in writing and signed by Client and Anchorage.

b.
Notwithstanding Section 21.a, Anchorage and Client may amend Annex A at any time upon mutual written agreement (email sufficient) to add or remove an Eligible Digital Asset or Approved Validator. However, in the event Anchorage determines that immediate removal of an Eligible Digital Asset or Approved Validator is necessary or appropriate for

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

regulatory, legal, security, technological, customer protection, or other purposes, or is required by the relevant blockchain network or protocol, Anchorage may remove such Eligible Digital Asset or Approved Validator upon written notice to Client, subject to any applicable unstaking or other waiting period.

22.
Miscellaneous. All terms and conditions of the Anchorage Custody Agreement, as supplemented by this ETP Staking Addendum, shall remain in full force and effect, unless expressly modified and amended hereby. For the sake of clarity, the parties hereby acknowledge and agree that the Anchorage Custody Agreement allows for electronically delivered Communications to be accepted and agreed to by Client through the Services and the Technology Platform. Client agrees that this ETP Staking Addendum is the complete and exclusive statement of the mutual understanding of the parties, and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this ETP Staking Addendum, including but not limited to any prior staking addenda between Client and Anchorage. Headings in the addendum are for reference purposes only and will not affect the interpretation or meaning of the ETP Staking Addendum or Anchorage Custody Agreement.

[Signature Page Follows]

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, each of the parties hereto has caused this ETP Staking Addendum to be executed on the date set forth below by its duly authorized signatories.

ANCHORAGE DIGITAL BANK N.A.

By:	/s/ Jake Childs
Name:	Jake Childs
Title:	Head of Asset Management
Date:	May 22, 2026

CLIENT: Each Entity listed on the “Client(s)” section of the Order Form of the Anchorage Custody Agreement

By:	Grayscale Investments Sponsors, LLC as Sponsor of each Entity listed on the “Client(s)” section of the Order Form of the Anchorage Custody Agreement /s/ Craig Salm
Name:	Craig Salm
Title:	Chief Legal Officer
Date:	May 21, 2026

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

ANNEX A

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Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

SCHEDULE [•]:

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Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

SCHEDULE A:

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